Schedule of Investments April 30, 2022 (Unaudited)
Coho Relative Value ESG Fund

	Shares	Value
COMMON STOCKS - 97.6%
Communication Services - 1.8%
Walt Disney*	7,624	$851,067

Consumer Discretionary - 13.7%
Dollar General	10,545	2,504,754
Lowe's Companies	10,426	2,061,533
Ross Stores	18,700	1,865,699
		6,431,986
Consumer Staples - 23.9%
Coca-Cola	25,674	1,658,797
Colgate-Palmolive	19,059	1,468,496
Conagra Brands	41,076	1,434,785
JM Smucker	12,515	1,713,679
Kroger	21,402	1,154,852
Mondelez International	19,421	1,252,266
Sysco	29,853	2,551,834
		11,234,709
Financials - 10.6%
Marsh & McLennan Companies	10,652	1,722,428
State Street	21,814	1,460,884
U.S. Bancorp	37,164	1,804,684
		4,987,996
Health Care - 28.0% #
Amgen	6,775	1,579,862
CVS Health	23,378	2,247,327
Johnson & Johnson	12,267	2,213,703
Medtronic PLC	14,891	1,554,025
Perrigo PLC	34,265	1,175,290
Quest Diagnostics	7,923	1,060,414
Thermo Fisher Scientific	2,708	1,497,307
UnitedHealth Group	3,649	1,855,699
		13,183,627
Industrials - 9.6%
Stanley Black & Decker	8,029	964,684
United Parcel Service - Class B	8,352	1,503,193
W.W. Grainger	4,067	2,033,622
		4,501,499
Information Technology - 10.0%
Automatic Data Processing	6,186	1,349,661
Global Payments	12,499	1,712,113
Microchip Technology	24,898	1,623,350
		4,685,124
Total Common Stocks
(Cost $46,088,324)		45,876,008

SHORT-TERM INVESTMENT - 2.4%
U.S. Bank N.A., 0.05% ^
(Cost $1,133,294)	1,133,294	1,133,294

Total Investments - 100.0%
(Cost $47,221,618)		47,009,302
Other Assets and Liabilites, Net - (0.0)%		(4,020)
Total Net Assets - 100.0%		$47,005,282

PLC - Public Limited Company
*	Non-income producing.
#
As of April 30, 2022, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2022.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$45,876,008	$–	$–	$45,876,008
Short-Term Investment	1,133,294	–	–	1,133,294
Total Investments in Securities	$47,009,302	$–	$–	$47,009,302

Refer to the Schedule of Investments for further information on the classification of investments.